NUMBER
CERT.9999

# Kindly MD, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH
$0.001 PAR VALUE COMMON STOCK

SHARES
*******9,000,000,000*******
CUSIP: 49457M106
COMMON STOCK

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of * NINE BILLION AND 00/100 *

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Kindly MD, Inc.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By:________________________
AUTHORIZED SIGNATURE

Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

| | | |
|---|---|---|
| TEN COM | - as tenants in common | UNIF GIFT MIN ACT........................Custodian....................... |
| TEN ENT | - as tenants by the entireties | (Cust) (Minor) |
| JT TEN | - as joint tenants with the right of survivorship and not as tenants in common | Act...................................................... (State) |

Additional abbreviations may also be used though not in the above list.

*For value received,* __________________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

____________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

_______________________________________________________________________ *shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________________*, Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated*____________________________

**X**___________________________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

**TRANSFER FEE WILL APPLY**